UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2011
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McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 23, 2011, McDonald's Corporation (the "Company") filed a Form 8-K summarizing the matters voted on at its Annual Shareholders' Meeting held on May 19, 2011.  In accordance with the Board of Directors' recommendation, and based on the results of the vote reported under Item 5.07 of the May 23, 2011 Form 8-K, the Company will hold an annual advisory vote on the compensation of the named executive officers listed in the proxy statement for its Annual Shareholders' Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: August 19, 2011	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President -
Associate General Counsel and Assistant Secretary